UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

May 27, 2021

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Telkonet, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 27, 2021.

Set forth below are the results of the matters voted on by the Company's stockholders at the Annual Meeting.

a)          Under plurality voting, the five nominees who receive the most “Voted For” votes are elected as directors. The certified tabulation of voting results provided by the independent inspector of elections is set forth below. Each of the persons named below was elected to the Company’s board of directors to serve until the next annual meeting of the stockholders or his earlier resignation or removal:

Board of Director’s Nominees:	Votes For	Votes Withheld	Broker Non-Vote
Leland D. Blatt	55,319,962	8,384,999	23,353,354
Arthur E. Byrnes	55,130,743	8,574,218	23,353,354
Peter T. Kross	54,470,562	9,234,399	23,353,354
Tim S. Ledwick	56,434,722	7,270,239	23,353,354
Jason L. Tienor	55,935,883	7,769,078	23,353,354

b)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders ratified the appointment of Wipfli, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021:

Votes For	Votes Against	Abstain
81,159,895	499,389	5,399,031

c)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the vote are in the table below:

Votes For	Votes Against	Abstain	Broker Non-Vote
55,659,701	3,988,697	4,056,563	23,353,354

There were no broker non-votes for matter b) listed above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: 6/2/2021
By: /s/ Richard E. Mushrush
Richard E. Mushrush
Chief Financial Officer

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